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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

The Undersigned, a Director of General Re Corporation, a Delaware Corporation (the "Corporation"), Hereby Designates each of Charles F. Barr and Robert D. Graham as his attorney in fact to execute on his behalf, as a Director of the Corporation, The Corporation's Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended.

                                          --------------------------------------
                                          Original powers of attorney
                                          in this form signed by each
                                          of the following:

                                          LUCY WILSON BENSON
                                          WALTER M. CABOT
                                          WILLIAM C. FERGUSON
                                          DONALD J. KIRK
                                          KAY KOPLOVITZ
                                          EDWARD H. MALONE
                                          ANDREW W. MATHIESON
                                          DAVID E. MCKINNEY
                                          STEPHEN A. ROSS
                                          WALTER F. WILLIAMS

Dated: February 14, 1996